Filed pursuant to Rule 497(e)
Registration Nos. 811-21079; 333-86348

Hatteras Long/Short Equity Fund
 Hatteras Long/Short Debt Fund
Hatteras Managed Futures Strategies Fund

each a series of Trust for Advisor Solutions

March 21, 2017

Supplement to each
 Summary Prospectus dated July 1, 2016
and the
Prospectus and Statement of Additional Information (“SAI”)
 dated April 29, 2016, as previously supplemented

On March 20, 2017, the Board of Trustees (the “Board”) of Trust for Advisor Solutions (the “Trust”) approved a plan on behalf of Hatteras Long/ Short Equity Fund, Hatteras Long/Short Debt Fund, and Hatteras Managed Futures Strategies Fund (each a “Fund”), each a series of the Trust, to return each Fund’s investor capital, as well as any previously undistributed taxable income and capital gains, to the applicable Fund’s shareholders, on or about April 26, 2017 (the “Effective Date”).

Effective immediately, each Fund will no longer pursue its investment objective and is closed to new purchases. Each Fund will begin selling its portfolio investments and will invest in cash and cash equivalents, such as money market funds, until all shares have been redeemed. Prior to the Effective Date, any capital gains will be distributed as soon as practicable to shareholders in the form of reinvestment in additional shares, unless you have previously requested payment in cash. Shares of each Fund are otherwise not available for purchase.

Prior to the Effective Date, you may redeem your shares, including reinvested distributions, in accordance with each Fund’s Prospectus. As is the case with any redemption of Fund shares, redemption proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account, such as an IRA or 401(k), the proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax advisor for further information regarding the federal, state and/or local income tax consequences that are relevant to your specific situation. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF A FUND PRIOR TO THE  EFFECTIVE DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS, SUBJECT TO ANY REQUIRED WITHHOLDINGS, WILL BE SENT TO THE ADDRESS OF RECORD.  IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 877.569.2382.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.